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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2000


                             ARCADIA FINANCIAL LTD.
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             (Exact name of registrant as specified in its charter)


     MINNESOTA                      0-20526                41-1664848
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   (State or other              (Commission File         (IRS Employer
   jurisdiction of              Number)                  Identification No.)
   incorporation)


     7825 WASHINGTON AVENUE SOUTH, MINNEAPOLIS, MN              55439
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (612) 944-9880


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)


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ITEM 5. OTHER EVENTS.

         Arcadia Financial Ltd. (the "Company") today announced the expiration of the tender offer that the Company commenced on April 13, 2000 (the "Tender Offer") for its 11 1/2% Senior Notes due 2007 (the "Notes") at a purchase price equal to 101% of each $1,000 in principal amount of Notes tendered, plus accrued and unpaid interest to May 11, 2000.

         On May 11, 2000, the Company issued a press release relating to the expiration of the Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c)    Exhibits.

           99.1     Press Release of the Company, dated May 11, 2000.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ARCADIA FINANCIAL LTD.


Dated: May 11, 2000                        /s/  James D. Atkinson III
                                           ------------------------------------
                                           Name:  James D. Atkinson III
                                           Title: Chief Legal Officer and
                                                  Secretary






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                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
 99.1           Press Release of the Company, dated May 11, 2000.